                                                           EXHIBIT 10.1


                               CONTRIBUTION AGREEMENT

          CONTRIBUTION AGREEMENT (this "Agreement") made as of March 12, 1998 (the "Agreement Date"), by and among CLFC HPII, INC. ("HPII GP"), CLF HOLDINGS, INC. ("CLFC GP"), and the Preferred Limited Partners (the "Preferred Limited Partners"), Class A Limited Partners (the "Class A Limited Partners"), Class B Limited Partner (the "Class B Limited Partner") and Class C Limited Partners (the "Class C Limited Partners"), in each case listed on the signature pages hereto (HPII GP, CLFC GP, the Preferred Limited Partners, the Class A Limited Partners, the Class B Limited Partner, and the Class C Limited Partners, collectively, the "Contributors") and CAPITAL LEASE FUNDING, INC., a Maryland corporation (the "Company").

                                      RECITALS

          A. The Contributors own 100% of the partnership and other equity interests (such interests, together with all related rights and obligations in connection with the Partnership (as defined herein) are referred to as the "Partnership Interests") in Capital Lease Funding, L.P., a Delaware limited partnership (the "Partnership") governed pursuant to the Third Amended and Restated Agreement of Limited Partnership, dated as of December 31, 1997 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Partnership Agreement").

          B. In connection with the initial public offering (the "IPO") of the common stock, par value $.01 per share (the "Common Stock"), of the Company pursuant to a registration statement to be filed on Form S-11 with the Securities and Exchange Commission, the Contributors desire to contribute their respective Partnership Interests to the Company in return for shares of Common Stock and/or cash as further set forth herein (the "Contributions").

          C. The Contributions will be consummated simultaneously with the closing of the IPO.

          D. Capitalized terms used herein and not otherwise defined have the meanings ascribed thereto in the Partnership Agreement.

                                     AGREEMENT

          NOW THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          I. Determination of Fair Market Value and Related Matters. For the purposes hereof and the Partnership Agreement, the term "Fair Market Value" means: the product of (a) the price to the public per share at which the Common Stock is sold in the IPO, and (b) the number of shares of Common Stock which, upon consummation of the IPO and the transactions contemplated hereby will be held by the Contributors, collectively as a group (not inclusive of the 100 shares of Common Stock issued to William R. Pollert upon formation of the Company). Furthermore, for the purposes of determining distributions in accordance with Section 4.2 of the Partnership Agreement, Common Stock issued to a Contributor pursuant hereto shall be deemed to be the equivalent of a cash distribution in an amount equal to the product of (y) the price to the public per share at which the Common Stock is sold in the IPO, and (z) the number of shares of Common Stock so distributed.

          II. Contribution of Preferred Limited Partnership Interests by the Preferred Limited Partners. Each Preferred Limited Partner shall contribute or cause to be contributed to the Company its respective Preferred Limited Partnership Interest, in accordance with the terms hereof, free and clear of all liens, in return for the receipt of such amount of cash as would be distributable pursuant to Sections 4.2.1(a) and 4.2.1(b) of the Partnership Agreement.

          III. Contribution of Partnership Interests of HPII GP. HPII GP shall contribute or cause to be contributed to the Company its Partnership Interest, in accordance with the terms hereof, free and clear of all liens, in return for the receipt of:

                 A. $225,000 and such additional amount of cash as would distributable to HPII GP pursuant to Sections 4.2.1(a) and 4.2.1(b) of the Partnership Agreement; and

                 B. such number of shares of Common Stock as would be distributable to HPII GP pursuant to the remainder of Section 4.2.1 of the Partnership Agreement taking into account the distributions to the Preferred Limited Partners pursuant to Section 2 hereof.

          IV. Contribution of Partnership Interests by CLFC GP, the Class A Limited Partners, the Class B Limited Partner and the Class C Limited Partners. Each of CLFC GP and each Class A Limited Partner, Class B

                                    Exhibit 10.1-1

Limited Partner and Class C Limited Partner shall contribute or cause to be contributed to the Company its respective general Partnership Interest, Class A Limited Partnership Interest, Class B Limited Partnership Interest or Class C Limited Partnership Interest, as the case may be, in accordance with the terms hereof, free and clear of all liens, in return for the receipt of such number of shares of Common Stock as would distributable to such Contributor pursuant to
Section 4.2.1 of the Partnership Agreement taking into account the distributions to the Preferred Limited Partners pursuant to Section 2 hereof and the distribution to HPII GP pursuant in Section 3 hereof.

          V. Conditions to Closing. The obligations of each Contributor and the Company hereunder are subject to the satisfaction of the conditions set forth below on or before the closing of the Contributions (the "Closing"). If for any reason any of the conditions set forth in this Section 5 are not satisfied or waived by the each party entitled to the benefit of such conditions at or prior to the Closing or if the Closing shall not have occurred by December 31, 1998, then each party hereto by written notice given to the other parties hereto shall have the right to elect to terminate this Agreement and each party shall be released from their obligations hereunder shall have no further liability hereunder.

                 A. Representations and Warranties True and Correct. The representations and warranties of each other party hereto shall be true and correct in all material respects as of the date of the Closing.

                 B. Closing of Contributions. The closing of each Contribution applicable to each other party hereto shall occur simultaneously therewith and all obligations of each other party hereto pursuant hereto shall have been performed or complied with in all material respects.

                 C. Closing of IPO. The IPO shall have been consummated simultaneously therewith.

                 D. Partnership Agreement. The Partnership Agreement shall be in full force and effect and no party thereto shall be in material default thereunder.

                 E. No Pending Litigation. There shall be no pending litigation or like proceeding with respect to the Partnership, the Partnership Interests or the Company which, if successfully pursued, would prevent the consummation of the transactions contemplated hereby.

          VI. Transaction Costs. All costs and expenses with respect to the transactions contemplated hereby shall be borne by the Company, unless such transaction is not consummated, in which case such costs and expense shall be borne by the Partnership.


          VII. Representations, Warranties and Covenants. Each Contributor and the Company make the following representations and warranties (with respect to itself, himself or herself only and not with respect to any other party hereto) to each other party hereto, all of which are true and correct in all material respects as of the date hereof and as of the Closing:

                 A. Each Contributor which is not a natural person and the Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has been duly authorized by all necessary and appropriate action to enter into this Agreement and to consummate the transactions contemplated hereby.

                 B. Each Contributor and the Company has duly executed and delivered this Agreement and this Agreement is valid, binding and enforceable against such party in accordance with its terms.

                 C. Each Contributor is the sole record owner of its respective Partnership Interest, free and clear of all liens.

                 D. The shares of Common Stock to be issued upon consummation of the Contributions will be validly issued, fully paid and nonassessable.

                 E. Each Contributor has been advised and acknowledges that: the Common Stock to be issued upon consummation of the Contributions will not be registered under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption therefrom; each Contributor which is not a natural person is an accredited investor (as defined in Rule 501 promulgated under the Act) or is owned entirely by persons which are accredited investors; such party is able to and understands that it, he or she must bear the economic risk of the shares of Common Stock received by it, he or she for an indefinite period of time; such shares of Common Stock may not be sold unless they are subsequently registered under the Act or an exemption therefrom is available; such shares are being held by such party solely for such party's own account or for the account of an

                                    Exhibit 10.1-2
       accredited investor and such party has no present intention of selling, granting a participation in, or otherwise distributing the same except to beneficial owners thereof which are accredited investors.

                 F. Each Contributor acknowledges and agrees that it will not offer, sell or assign the shares of Common Stock it, he or she receives pursuant to the Contributions in contravention of the Act or any state securities law. Furthermore, no such party has any contract, understanding, agreement or arrangement with any person or entity to sell, transfer or grant a participation to such person or entity or any other person or entity, with respect to any or all of the shares of Common Stock such party may so receive.

                 G. Each Contributor is a partner in the Partnership and has a preexisting personal or business relationship with the Company of a nature and duration such as has enabled such party to be aware of the character, business acumen and general business and financial circumstances of the Company and its officers and directors.

          VIII. Survival and Indemnity. The representations, warranties and covenants contained herein shall survive the Closing. Each Contributor, severally and not jointly, agrees to indemnify, defend and hold harmless the Company and each other party hereto from and against all costs, expenses, losses and damages (including, without limitation, reasonable attorney's fees and expenses, but excluding consequential damages) incurred by the Company or such other party resulting from any misrepresentation or breach of warranty made by such Contributor.

          IX. Consents. Each party hereto consents to each of the transactions contemplated hereby on the terms and conditions set forth herein.

          X. Notices. All notices and other communications required to be given hereunder shall be in writing and shall be given in accordance with the provisions of Section 12.1 of the Partnership Agreement with the Company being deemed to have the same address as the Partnership.

          XI. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed wholly within that State.

          XII. Invalid Provisions. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and all prior agreements relative hereto which are not contained herein are terminated. Amendments, variations, modifications or changes herein may be made effective and binding upon the parties hereto by, and only by, the setting forth of same in a document duly executed by each party hereto, and any alleged amendment, variation, modification or change herein which is not so documented shall not be effective as to any party hereto.

          XIII. Amendments. This Agreement may be amended only by an instrument in writing executed by the party or an authorized representative of the party against whom such amendment is sought to be enforced.

          XIV. Parties Bound; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives; provided, however, that no party hereto may, without the prior written consent of each other party hereto, assign any of its rights, powers, duties or obligations hereunder.

          XV. Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

          XVI. Recitals. The recital and introductory paragraphs hereof are a part hereof, form a basis for this Agreement and shall be considered prima facie evidence of the facts and documents referred to therein.

          XVII. Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement. Copies of executed counterparts transmitted by telecopy, telefax or other electronic transmission service shall be considered original executed counterparts for purposes of this Section.

          XVIII. No Third Party Beneficiaries.  The provisions of this
Agreement are intended to be for the sole benefit of the parties hereto and their respective permitted successors and assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

                              [SIGNATURE PAGES FOLLOW]

                                    Exhibit 10.1-3

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              CAPITAL LEASE FUNDING, INC.

                              By: /s/ William R. Pollert
                                  --------------------------
                                   Name:  William R. Pollert
                                   Title: President

                              GENERAL PARTNERS:

                              CLFC HPII INC.

                              By: /s/ Robert A. Perro
                                  --------------------------
                                   Name:  Robert A. Perro
                                   Title: Vice President & Secretary

                              CLF HOLDINGS, INC.

                              By: /s/ William R. Pollert
                                  --------------------------
                                   Name:  William R. Pollert
                                   Title:

                              PREFERRED LIMITED PARTNERS:

                              HYPERION PARTNERS II L.P.

                              By:  Hyperion Ventures II L.P.,
                                   its general partner

                                   By:  Hyperion Funding II Corp.,
                                        its general partner

                                        By:  /s/ Robert  A. Perro
                                             --------------------------
                                             Name:  Robert A. Perro
                                             Title: Vice President & Secretary

                                    Exhibit 10.1-4

                              SOUTH FERRY #2, L.P.

                              By: /s/ Abraham Wolfson
                                  --------------------------
                                   Name:  Abraham Wolfson
                                   Title: General Partner

                              CLASS A LIMITED PARTNERS:

                              HYPERION PARTNERS II L.P.

                              By:  Hyperion Ventures II L.P.,
                                   its general partner

                                   By:  Hyperion Funding II Corp.,
                                   its general partner

                                        By: /s/ Robert A. Perro
                                            --------------------------
                                             Name:  Robert A. Perro
                                             Vice President & Secretary

                              SOUTH FERRY #2, L.P.

                              By: /s/ Abraham Wolfson
                                  --------------------------
                                   Name:  Abraham Wolfson
                                   Title: General Partner

                              CLASS B LIMITED PARTNER:


                              CLF INVESTORS LLC

                              By:  /s/ William R. Pollert
                                  --------------------------
                                   Name:  William R. Pollert
                                   Title: Managing Member

                              CLASS C LIMITED PARTNERS:

                              /s/ William R. Pollert
                              --------------------------
                              WILLIAM R. POLLERT

                                    Exhibit 10.1-5

                              /s/ Edwin J. Glickman
                              --------------------------
                              EDWIN J. GLICKMAN

                              /s/ Paul H. McDowell
                              --------------------------
                              PAUL H. MCDOWELL

                              /s/ Shawn P. Seale
                              --------------------------
                              SHAWN P. SEALE

                              /s/ Steven L. Maloy
                              --------------------------
                              STEVEN L. MALOY

                              /s/ William F. Paylor
                              --------------------------
                              WILLIAM F. PAYLOR

                              /s/ Elizabeth A. Yang
                              --------------------------
                              ELIZABETH A. YANG

                              /s/ Mary Kay Downey
                              --------------------------
                              MARY KAY DOWNEY

                              /s/ Carol Burns
                              --------------------------
                              CAROL BURNS

                              /s/ Don Bindler
                              --------------------------
                              DON BINDLER

                              /s/ Gary Landriau
                              --------------------------
                              GARY LANDRIAU

                              /s/ James Vlahos
                              --------------------------
                              JAMES VLAHOS

                              /s/ Julianne Gaiser
                              --------------------------
                              JULIANNE GAISER


                                    Exhibit 10.1-6

                              /s/ Kathleen Doody Redmond
                              --------------------------
                              KATHLEEN DOODY REDMOND

                              /s/ Maureen Fitzgerald
                              --------------------------
                              MAUREEN FITZGERALD

                              /s/ Michael Heneghan
                              --------------------------
                              MICHAEL HENEGHAN

                              /s/ Peter Amari
                              --------------------------
                              PETER AMARI

                              /s/ Peter McGill
                              --------------------------
                              PETER MCGILL



                                    Exhibit 10.1-7